Exhibit 24

POWER OF ATTORNEY
(Sudhir Gopalswamy)

	I hereby appoint Pamela L. Tondreau, Thad Trent, Bernard R. Colpitts, Jr., Paul
  Dutton, Hope M. Spencer, and Joshua B. Naftulin (each, an "Attorney-in-Fact"), and each of them, attorney-in-fact for me, each with full power of substitution, to prepare, execute, and deliver on my behalf reports required to be filed by me pursuant to Section 13 or 16 of the Securities Exchange Act of
1934, as amended ("Exchange Act"), and Rule 144 under the Securities Act of
1933, as amended ("Rule 144"), and any and all related documents and instruments.

	Among other things, each attorney-in-fact is authorized to: execute and deliver on my behalf the Form ID, including any amendments to such Form ID, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the Securities and Exchange
Commission ("SEC") of reports required or considered by the Attorney-in-Fact to be advisable under Section 13 or 16 of Exchange Act, Rule 144, or any other rule or regulation of the SEC; file original reports (either electronically or otherwise), signed by me or on my behalf, on Forms 3, 4, and 5, Form 144 and
Schedules 13D or 13G, with the SEC, any and all related documents and instruments, and to provide any necessary copies of such signed forms, documents, and instruments to The NASDAQ Stock Market and ON Semiconductor
Corporation as required by applicable rules under Section 13, Section 16 and
Rule 144 as in effect from time to time; and seek or obtain, as my representative and on my behalf, information concerning transactions in or with respect to the securities of ON Semiconductor Corporation from any third party, including brokers, employee benefit plan administrators and trustees, knowing that I hereby authorize any such person to release any such information to the attorney-in-fact and approve any such release of information.

	This power of attorney is effective from the date hereof and shall remain in effect until revoked or terminated.

Dated: May 1, 2023

/s/ SUDHIR GOPALSWAMY
Sudhir Gopalswamy